UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2024

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue West Warwick, RI 02893 (Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On June 17, 2024, David S. Smith announced his decision to retire from his positions as Vice President, Chief Financial Officer and Treasurer of AstroNova, Inc. (the “Company”), effective immediately, and plans to pursue part-time corporate advisory and consulting opportunities.

(c)

On June 19, 2024, the Company announced that Thomas DeByle, age 64, became the Company’s Vice President, Chief Financial Officer and Treasurer, effective June 17, 2024. Prior to joining the Company, Mr. DeByle served as a business consultant from August 2022 to June 2024, Chief Financial Officer of Plastic Industries, Inc. from October 2021 to August 2022, Senior Vice President and Chief Financial Officer of NN, Inc. from September 2019 to June 2021, and Chief Financial Officer of Standex International from March 2008 to September 2019. He currently serves on the board of directors of privately held Good Foods Group, LLC and was previously on the board of publicly held Chase Corporation until its acquisition in 2023. Mr. DeByle earned a Master of Business Administration from Marquette University and a Bachelor of Business Administration in Accounting from St. Norbert College.

The Company entered into an offer letter with Mr. DeByle on May 31, 2024, which sets forth the terms of his at-will employment. Mr. DeByle has an annual base salary of $330,000. Under the Company’s Senior Executive Short-Term Incentive Plan, he will be eligible for target compensation at 45% of his base salary with a maximum attainment of 90% of his base salary. He will also participate in the Company’s employee benefit plans. The Company is paying Mr. DeByle a one-time $20,000 moving allowance. The description of the offer letter contained herein is qualified in its entirety by reference to the full text of the offer letter, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The Company issued a press release on June 19, 2024 announcing Mr. DeByle’s hiring, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Offer Letter dated May 31, 2024 between the Company and Thomas DeByle*

99.1	Press Release dated June 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain confidential portions of this exhibit were omitted because the identified confidential provisions (i) are not material and (ii) are the type that the Company treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 20, 2024	By:	/s/ Gregory A. Woods
Gregory A. Woods
President and Chief Executive Officer